Lease liabilities	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Lease liabilities

15.	Lease liabilities

The Company has leases for manufacturing facilities, office space, and warehouse. The lease liabilities consist of leases of buildings. The leases have been discounted using interest rates between 5.57% - 7.59%.

	December 31,
	2025	2024
	$	$
Balance – Beginning of year	2,310	1,698
Acquisition of Aeterna (note 5)	-	201
Additions	-	992
Interest paid as charged to net loss as other finance costs	136	87
Payment against lease liabilities	(365)	(421)
Modification of lease liability	(47)	(106)
Impact of foreign exchange rate changes	115	(141)
Balances – End of the year	2,149	2,310
Current lease liabilities	215	271
Non-current lease liabilities	1,934	2,039

Future lease payments as of December 31, 2025, are as follows:

Amount
$
Less than 1 year	335
1 – 3 years	957
4 – 5 years	571
1,863

In November 2024, the Company exercised extension options on two facility leases, extending each for five years. This resulted in a $992 increase to both the lease liability and a corresponding increase in the right-of-use asset for buildings (Note 11). This non-cash transaction is excluded from the Statement of Cash Flows. No lease extension occurred in 2025.

COSCIENS Biopharma Inc.

Notes to Consolidated Financial Statements

As of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023

(in thousands of US dollars, except share and per share data and where otherwise noted)